T. Rowe Price Tax-Free Funds

T. Rowe Price Tax-Free Intermediate Bond Fund, Inc.

Supplement to prospectus dated July 1, 2004

In Table 1 on page 1 of the fund`s prospectus, the credit-quality category for the Tax-Free Intermediate Bond Fund has been changed to "predominantly" four highest.

The date of this supplement is December 22, 2004

C03-041 12/22/04